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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-88649, 333-58093, 333-50171, 333-50161,
333-26905, 333-26903, 333-04895, 333-04903, 333-03010, 33-48231) of America
Service Group Inc. of our report dated February 9, 2001, with respect to the consolidated financial statements and schedule of America Service Group Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.



                                     /s/ Ernst & Young LLP


Nashville, Tennessee
March 26, 2001